MuniInsured
Fund, Inc.



[FUND LOGO]
STRATEGIC
         Performance



Annual Report

September 30, 1997



Officers and Directors
Arthur Zeikel, President and Director
Joe Grills, Director
Walter Mintz, Director
Robert S. Salomon Jr., Director
Melvin R. Seiden, Director
Stephen B. Swensrud, Director
Terry K. Glenn, Executive Vice President
Vincent R. Giordano, Senior Vice President
William R. Bock, Vice President
Donald C. Burke, Vice President
Gerald M. Richard, Treasurer
Patrick D. Sweeney, Secretary

Custodian
State Street Bank and Trust Company
One Heritage Drive, P2N
North Quincy, MA 02171

Transfer Agent
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02101
(617) 328-5000

ASE Symbol
MIF

This report, including the financial information herein, is transmitted to the shareholders of MuniInsured Fund, Inc. for their information.
It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

MuniInsured
Fund, Inc.
Box 9011
Princeton, NJ
08543-9011                                              #10662 -- 9/97

[RECYCLE LOGO]
Printed on post-consumer recycled paper



MuniInsured Fund, Inc.

DEAR SHAREHOLDER

During the six-month period ended September 30, 1997, MuniInsured Fund, Inc. earned $0.254 per share income dividends, representing a net annualized yield of 5.05%, based on a month-end net asset value of $10.02 per share. Over the same period, the Fund's total investment return was +7.43%, based on a change in per share net asset value from $9.59 to $10.02, and assuming reinvestment of $0.255 per share income dividends.

For the year ended September 30, 1997, the Fund earned $0.522 per share income dividends, representing a net annualized yield of 5.21%, based on a month-end net asset value of $10.02 per share. Over the same period, the Fund's total investment return was +9.33%, based on a change in per share net asset value from $9.77 to $10.02, and assuming reinvestment of $0.522 per share income dividends and $0.048 long-term capital gains distributions.

The Municipal Market Environment
Long-term interest rates declined significantly during the six months ended September 30, 1997. On both a weekly and monthly basis, bond yields were buffeted by alternating strong and weak economic indicators. However, the general financial environment has remained one of moderate economic growth with little or no price inflation. Through July 1997, bond yields had declined as economic growth appeared to weaken and the Federal Reserve Board (FRB) held interest rates steady. By the end of July, US Treasury bond yields had declined by approximately 80 basis points (0.80%) to 6.30%. Long-term municipal revenue bond yields, as measured by the Bond Buyer Revenue Bond Index, declined by approximately 60 basis points to 5.50%. Interest rates generally rose during August and September as investors reacted to signs of potential economic recovery and concerns that the FRB would raise interest rates before the end of 1997. At September 30, 1997, US Treasury bond yields had risen to approximately 6.50% while long-term municipal bond yields had increased to approximately 5.60%. During the six-month period ended September 30, 1997, US Treasury bond yields declined a total of 70 basis points, and long-term tax-exempt bond yields fell 50 basis points.

The tax-exempt bond market's continued underperformance as compared to its taxable counterpart has been largely in response to its ongoing weakening technical position. As municipal bond yields have declined, municipalities have hurriedly rushed to refinance outstanding higher-couponed debt with new issues financed at present low rates. During the last six months, over $112 billion in new long-term tax-exempt issues were underwritten, an increase of over 25% versus the comparable period a year ago. As interest rates have continued to decline, these refinancings have intensified municipal bond issuance. During the past three months, over $55 billion in new long-term municipal securities were underwritten, an increase of over 45% as compared to the September 30, 1996 quarter.

Additionally, there has been a recent trend toward larger bond issues. These recent "mega-deals" have included $625 million in Massachusetts general obligation bonds, $650 million in New York City transitional finance authority notes, $660 million in Texas health resources securities, $780 million in Colorado-E470 public highway issues, $1.4 billion in San Joaquin Hills, California transportation issues and $1.5 billion in Massachusetts Turnpike Authority issues. However, issues of such magnitude usually must be attractively priced to ensure adequate investor interest. Obviously, the yields of other municipal bond issues are impacted by the yield premiums such large issuers have been required to pay. Much of the municipal bond market's recent underperformance can be traced to the market pressures such mega-deals have exerted.

The present economic situation remains ideal. The combination of moderate economic growth and minimal inflation have fostered an extremely positive environment for low interest rates. Continued economic growth has generated significant tax revenues thus far this year. Increased revenues, when combined with reduced Federal outlays, have resulted in a steadily declining Federal budget deficit. Any material declines in the Federal budget positively impact the size of future Federal debt issuance. This prospect for reduced Federal debt issuance has further enhanced the prospects for a continued low interest rate environment. Thus far this year any significant increase in tax-exempt bond yields has been viewed as an opportunity to purchase attractively priced municipal issues. Despite a greater than expected supply of new tax-exempt bond issuance, overall favorable market conditions have allowed municipal bond yields to decline over 30 basis points thus far in 1997. More importantly, it can be expected that the current environment will limit the potential for a significant interest rate correction in the near future.

Portfolio Strategy
During the six months ended September 30, 1997, we attempted to sustain an attractive level of tax-exempt income while seeking to achieve a total return above the industry average of comparable insured municipal bond funds. We began the period with a somewhat negative market outlook. Our chief concern was that the strong economic growth seen in the first quarter of 1997 would continue, causing the FRB to raise interest rates further to ensure that the rate of inflation would not increase significantly. During the second quarter of 1997, US economic growth slowed, and inflation remained subdued, allowing interest rates to decline. We subsequently modified the Fund's portfolio strategy to become more aggressive by increasing the duration of the portfolio, reducing our cash reserve position and selling short call bonds. We replaced these issues with securities that we believed would allow the Fund to perform well during periods of market improvement.

We expect to maintain the Fund's cash reserve position at below 5% of net assets in order to seek to enhance the Fund's dividend income. During the 12 months ended September 30, 1997, the Fund's slightly aggressive strategy, coupled with an essentially fully invested position, generated a total return performance comparable to the industry average.

Looking ahead, we expect to maintain our current strategy of emphasizing a balance between higher-couponed issues and more interest rate-sensitive securities. Should it become evident that the economy is reaccelerating, it is likely that we would adopt a more defensive portfolio structure. However, we expect the Fund to be in a fully invested position during the upcoming months.

In Conclusion
We appreciate your ongoing interest in MuniInsured Fund, Inc., and we look forward to assisting you with your financial needs in the months and years to come.

Sincerely,

/S/ARTHUR ZEIKEL
Arthur Zeikel
President

/S/VINCENT R. GIORDANO
Vincent R. Giordano
Senior Vice President

/S/WILLIAM R. BOCK
William R. Bock
Vice President and Portfolio Manager

November 3, 1997





PROXY RESULTS

During the six-month period ended September 30, 1997, MuniInsured Fund shareholders voted on the following proposals.
The proposals were approved at a shareholders' meeting on May 15, 1997. The description of each proposal and number of shares voted are as follows:

                                                                                      Shares           Shares Voted
                                                                                    Voted For       Without Authority

1. To elect two directors to serve until the year 2000
   Annual Meeting of Stockholders:                         Melvin R. Seiden         5,258,728            115,311
                                                           Stephen B. Swensrud      5,258,728            115,311


                                                                         Shares      Shares Voted     Shares Voted
                                                                       Voted For       Against           Abstain
2. To select Deloitte & Touche LLP as the Fund's
   independent auditors.                                               5,255,926        19,559           98,555




IMPORTANT TAX INFORMATION (UNAUDITED)


All of the net investment income dividends paid monthly by MuniInsured Fund, Inc. during its taxable year ended September 30, 1997 qualify as tax-exempt interest dividends for Federal income tax purposes. Additionally, the following summarizes the per share capital gain distributions paid by the Fund during the year:

Record          Payable          Short-Term          Long-Term
Date             Date          Capital Gains       Capital Gains

12/20/96       12/30/96           $.016036           $.048086

Please retain this information for your records.





MuniInsured Fund, Inc.                                                                                        September 30, 1997

SCHEDULE OF INVESTMENTS                                                                                          (in Thousands)

                           S&P      Moody's     Face                                                                  Value
State                    Ratings    Ratings    Amount                  Issue                                        (Note 1a)

Alaska -- 3.9%            AAA        Aaa       $2,000   Alaska State Housing Finance Corporation,
                                                        Refunding, Series A, 5.875% due 12/01/2024 (b)(g)             $2,034
                          AAA        Aaa        1,000   Ketchikan, Alaska, Municipal Utility Revenue Bonds,
                                                        Series R, 6.65% due 12/01/2012 (e)                             1,111

Arizona -- 2.0%           A1+        P1         1,600   Coconino County, Arizona, Pollution Control
                                                        Corporation, Public Service Revenue Bonds (Navajo
                                                        Project), VRDN, AMT, Series A, 4.15% due 10/01/2029
                                                        (c)                                                            1,600

California -- 18.4%       AAA        Aaa        1,405   California Educational Facilities Authority Revenue
                                                        Bonds (Loyola Marymount University), Series 1996, 5.90%
                                                        due 10/01/2021 (b)                                             1,465
                          AAA        Aaa        1,500   California HFA, Home Mortgage Revenue Bonds, Series F,
                                                        6% due 8/01/2017 (b)                                           1,555
                          AAA        Aaa        3,025   California State Revenue Refunding Bonds, 5.375% due
                                                        6/01/2026 (d)                                                  2,996
                          AAA        Aaa        2,670   California State Variable Purpose Bonds, 5.90% due
                                                        3/01/2025 (a)                                                  2,771
                          AAA        Aaa        1,000   Los Angeles, California, Harbor Department Revenue
                                                        Bonds, RITR, AMT, 7.895% due 11/01/2026 (b)(f)                 1,210
                          AAA        Aaa        1,605   Los Angeles County, California, Metropolitan
                                                        Transportation Authority, Sales Tax Revenue Bonds
                                                        (Proposition A - First Tier), Senior Series A, 6% due
                                                        7/01/2026 (b)                                                  1,694
                          AAA        Aaa        1,000   San Francisco, California, Bay Area Rapid Transit
                                                        District, Sales Tax Revenue Bonds, 5.50% due 7/01/2020
                                                        (d)                                                            1,003
                          AAA        Aaa        2,000   San Francisco, California, City and County Public
                                                        Safety Improvement Projects, UT, Series B, 6.30% due
                                                        6/15/2014 (d)                                                  2,171

Colorado -- 3.2%          AA         Aa2        1,000   Colorado Springs, Colorado, Utilities Revenue Bonds,
                                                        Series A, 6.10% due 11/15/2005 (h)                             1,108
                          A1+        VMIG1+     1,500   Moffat County, Colorado, PCR, Refunding (Pacificorp
                                                        Projects), VRDN, 4% due 5/01/2013 (a)(c)                       1,500

Connecticut -- 1.3%       AA         Aa         1,000   Connecticut State, HFA (Housing Mortgage Finance Program),
                                                        AMT, Series A, Sub-Series A-2, 6.45% due 5/15/2022             1,046

Illinois -- 15.2%         AAA        Aaa        2,000   Chicago, Illinois, Board of Education (Chicago School
                                                        Reform), UT, 5.75% due 12/01/2020 (a)                          2,060
                          AAA        Aaa        1,000   Chicago, Illinois, Wastewater Transmission Revenue Bonds,
                                                        6.375% due 1/01/2024 (b)                                       1,093
                          AAA        Aaa        1,000   Decatur, Illinois, Hospital Revenue Refunding Bonds
                                                        (Decatur Memorial Hospital), Series A, 7.75% due 10/01/2021
                                                        (b)                                                            1,129
                          AA         Aa3        1,000   Illinois HDA, Homeowner Mortgage Revenue Bonds,
                                                        Sub-Series D-1, 6.40% due 8/01/2017                            1,045
                          AAA        Aaa        3,000   Illinois Health Facilities Authority Revenue Bonds
                                                        (Ingalls Health System Project), 6.25% due 5/15/2024
                                                        (b)                                                            3,199
                          AAA        Aaa        1,000   Regional Transportation Authority, Illinois, GO, UT, Series
                                                        C, 7.75% due 6/01/2020 (d)                                     1,316
                          AAA        Aaa        2,180   Waukegan, Illinois, GO, UT, Series A, 6.75% due 11/15/2013
                                                        (d)                                                            2,471

Indiana -- 3.2%           AAA        Aaa        1,360   Hammond, Indiana, Multi-School Building Corp., Revenue
                                                        Refunding Bonds (First Mortgage), 6.125% due 7/15/2019 (b)     1,445
                          AAA        NR*        1,000   Indiana Bond Bank Revenue Bonds (State Revolving Fund
                                                        Program), Series A, 6.75% due 2/01/2017                        1,122

Kansas -- 3.4%            AAA        Aaa        2,500   Burlington, Kansas, PCR, Refunding (Kansas Gas and Electric
                                                        Company Project), 7% due 6/01/2031 (b)                         2,740

Maine -- 1.3%             NR*        Aa2        1,000   Maine State Housing Authority, Mortgage Purchase Revenue
                                                        Bonds, AMT, Series C-2, 6.875% due 11/15/2023                  1,062

Maryland -- 2.3%          AAA        Aaa        1,000   Baltimore, Maryland, COP (Emergency Telecommunication
                                                        Facilities), Series A, 5% due 10/01/2017 (a)                     966
                          NR*        VMIG1+       900   Maryland State Health and Higher Educational Facilities
                                                        Authority Revenue Bonds (Pooled Loan Program), VRDN,  Series
                                                        A, 4.10% due 4/01/2035 (c)                                       900

Massachusetts -- 8.6%     AAA        Aaa        1,025   Massachusetts Education Loan Authority, Educational Loan
                                                        Revenue Bonds, AMT, Issue E, Series A, 7.375% due 1/01/2012
                                                        (a)                                                            1,108
                          AAA        Aaa        2,000   Massachusetts State, HFA, M/F Housing Revenue Refunding
                                                        Bonds, Series A, 6.10% due 7/01/2015 (b)                       2,070
                          A+         Aa           985   Massachusetts State, HFA, S/F Housing Revenue Bonds, AMT,
                                                        Series 32, 6.60% due 12/01/2026                                1,038
                          AAA        Aaa        2,985   Massachusetts State Turnpike Authority, Metropolitan
                                                        Highway System Revenue Bonds, Series A, 5% due 1/01/2037
                                                        (b)                                                            2,755

Michigan -- 1.0%          NR*        P1           800   Michigan State Strategic Fund, PCR, Refunding (Consumers
                                                        Power Project), VRDN, Series A, 4% due 4/15/2018 (c)             800

Nevada -- 2.7%            A1+        P1         2,200   Washoe County, Nevada, Water Facility Revenue Bonds (Sierra
                                                        Pacific Power Co. Project), VRDN, AMT, 4.10% due 12/01/2020
                                                        (c)                                                            2,200

New York -- 8.0%                                        New York City, New York, City Municipal Water Finance
                                                        Authority, Water and Sewer System Revenue Bonds:
                          AAA        Aaa        1,500   RITR, 6.995% due 6/15/2026 (b)(f)                              1,583
                          A-         A2         1,000   Series B, 5.25% due 6/15/2029                                    960
                                                        New York City, New York, GO, UT:
                          BBB+       Aaa        1,410   Series F, 7.625% due 2/01/2002 (h)                             1,615
                          BBB+       Baa1         160   Series F, 7.625% due 2/01/2015                                   180
                          BBB+       Baa1       2,000   Series I, 6% due 4/15/2009                                     2,134

Oregon -- 1.5%            AAA        Aaa        1,000   Port of Portland, Oregon, International Airport Revenue
                                                        Bonds (Portland International Airport), AMT, Series 11,
                                                        5.625% due 7/01/2026 (d)                                       1,007
                          A1+        A3           200   Port Saint Helens, Oregon, PCR (Portland General Electric
                                                        Company Project), VRDN, AMT, Series A, 4.05% due 8/01/2014
                                                        (c)                                                              200

Texas -- 9.5%             AAA        Aaa        1,150   Brazos River Authority, Texas, Revenue Refunding Bonds
                                                        (Houston Light and Power), Series A, 6.70% due 3/01/2017
                                                        (a)                                                            1,266
                          AAA        Aaa        2,500   Dallas-Fort Worth, Texas, Regional Airport Revenue
                                                        Refunding Bonds (JT Dallas-Fort Worth International), AMT,
                                                        5.75% due 11/01/2024 (b)                                       2,522
                          AAA        Aaa        1,500   Harris County, Texas, Health Facilities Development Corp.,
                                                        Hospital Revenue Bonds, RITR, Series 12, 8.17% due
                                                        10/01/2024 (b)(f)                                              1,736
                          AAA        Aaa        1,000   Houston, Texas, Airport System Revenue Bonds (Sub-Lien),
                                                        AMT, Series A, 6.75% due 7/01/2021 (d)                         1,083
                          A+         A2         1,000   Port Corpus Christi Authority, Texas, Nueces County, PCR
                                                        (Hoechst Celanese Corporation Project), AMT, 6.875% due
                                                        4/01/2017                                                      1,083

Utah -- 4.4%              AAA        Aaa        3,000   Salt Lake City, Utah, Hospital Revenue Refunding Bonds
                                                        (IHC Hospitals, Inc.), INFLOS, 9.54% due 5/15/2020 (a)(f)      3,536

Virginia -- 2.6%                                        Virginia State, HDA, Commonwealth Mortgage:
                          AAA        Aaa        1,000   AMT, Series A, Sub-Series A-4, 6.45% due 7/01/2028 (b)         1,058
                          AA+        Aa1        1,000   Series J, Sub-Series J-2, 6.75% due 7/01/2017                  1,072

Washington -- 7.1%        AAA        Aaa        2,275   Tacoma, Washington, Sewer Revenue Bonds, Series B, 6.375%
                                                        due 12/01/2015 (d)                                             2,467
                          AAA        Aaa        2,240   Washington State, COP, 5.80% due 10/01/2015 (a)                2,329
                          AAA        Aaa        1,000   Washington State Public Power Supply Systems, Revenue
                                                        Refunding Bonds (Nuclear Project No. 1), Series B, 5.125%
                                                        due 7/01/2017 (a)                                                966

West Virginia -- 2.0%     AAA        Aaa        1,500   Harrison County, West Virginia, Commonwealth Solid Waste
                                                        Disposal Revenue Bonds (Monongahela Power), AMT, Series C,
                                                        6.75% due 8/01/2024 (a)                                        1,666

Wisconsin -- 1.5%         AAA        Aaa        1,120   Wisconsin Public Power Inc., Power Supply System Revenue
                                                        Bonds, Series A, 6% due 7/01/2015 (b)                          1,199
                                                                                                                    --------
Total Investments (Cost -- $78,476) -- 103.1%                                                                         83,445

Liabilities in Excess of Other Assets -- (3.1%)                                                                       (2,482)
                                                                                                                    --------
Net Assets -- 100.0%                                                                                                 $80,963
                                                                                                                    ========

(a) AMBAC Insured.
(b) MBIA Insured.
(c) The interest rate is subject to change periodically based upon the prevailing market rates. The interest rate shown is
    the rate in effect at September 30, 1997.
(d) FGIC Insured.
(e) FSA Insured.
(f) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at September 30, 1997.
(g) FNMA/GNMA Collateralized.
(h) Prerefunded.
*   Not Rated.
+   Highest short-term rating by Moody's Investors Service, Inc.
Ratings shown have not been audited by Deloitte & Touche LLP.



PORTFOLIO ABBREVIATIONS

To simplify the listings of MuniInsured Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

AMT     Alternative Minimum Tax (subject to)
COP     Certificates of Participation
GO      General Obligation Bonds
HDA     Housing Development Authority
HFA     Housing Finance Agency
INFLOS  Inverse Floating Rate Municipal Bonds
M/F     Multi-Family
PCR     Pollution Control Revenue Bonds
RITR    Residual Interest Tax Receipts
S/F     Single-Family
UT      Unlimited Tax
VRDN    Variable Rate Demand Notes

See Notes to Financial Statements.






FINANCIAL INFORMATION

Statement of Assets, Liabilities and Capital as of September 30, 1997


Assets:            Investments, at value (identified cost -- $78,475,819) (Note 1a)                              $83,445,063
                   Cash                                                                                               49,255
                   Interest receivable                                                                             1,322,052
                   Prepaid expenses and other assets                                                                  27,321
                                                                                                               -------------
                   Total assets                                                                                   84,843,691
                                                                                                               -------------

Liabilities:       Payables:
                   Securities purchased                                                        $3,714,882
                   Dividends to shareholders (Note 1e)                                             62,997
                   Investment adviser (Note 2)                                                     32,076          3,809,955
                                                                                            -------------
                   Accrued expenses and other liabilities                                                             70,514
                                                                                                               -------------
                   Total liabilities                                                                               3,880,469
                                                                                                               -------------

Net Assets:        Net assets                                                                                    $80,963,222
                                                                                                               =============

Capital:           Common Stock, par value $.10 per share; 150,000,000 shares authorized;
                   8,079,388 shares issued and outstanding (Note 4)                                                 $807,939
                   Paid-in capital in excess of par                                                               74,515,276
                   Undistributed investment income -- net                                                            336,473
                   Undistributed realized capital gains on investments -- net                                        334,290
                   Unrealized appreciation on investments -- net                                                   4,969,244
                                                                                                               -------------
                   Total capital -- Equivalent to $10.02 net asset value per share of Common
                   Stock (market price -- $9.50)                                                                 $80,963,222
                                                                                                               =============

                   See Notes to Financial Statements.





Statement of Operations for the Year Ended September 30, 1997

Investment Income     Interest and amortization of premium and discount earned                                    $4,702,882
(Note 1d):

Expenses:             Investment advisory fees (Note 2)                                        $397,002
                      Professional fees                                                          63,136
                      Transfer agent fees                                                        37,554
                      Accounting services (Note 2)                                               35,711
                      Directors' fees and expenses                                               25,206
                      Printing and shareholder reports                                           17,896
                      Listing fees                                                               10,250
                      Pricing fees                                                                8,570
                      Custodian fees                                                              5,783
                      Other                                                                      16,345
                                                                                          -------------
                      Total expenses                                                                                 617,453
                                                                                                               -------------
                      Investment income -- net                                                                     4,085,429
                                                                                                               -------------

Realized &            Realized gain on investments -- net                                                          1,031,451
Unrealized Gain on    Change in unrealized appreciation on investments -- net                                      1,532,475
Investments -- Net                                                                                             -------------
(Notes 1b, 1d & 3):   Net Increase in Net Assets Resulting from Operations                                        $6,649,355
                                                                                                               =============

                      See Notes to Financial Statements.






Statements of Changes in Net Assets

                                                                                                  For the Year Ended Sept. 30,
Increase (Decrease) in Net Assets:                                                                    1997             1996

Operations:            Investment income -- net                                                    $4,085,429      $4,093,949
                       Realized gain on investments -- net                                          1,031,451         711,533
                       Change in unrealized appreciation on investments -- net                      1,532,475         338,231
                                                                                                -------------   -------------
                       Net increase in net assets resulting from operations                         6,649,355       5,143,713
                                                                                                -------------   -------------

Dividends &            Investment income -- net                                                    (4,083,840)     (4,085,981)
Distributions to       Realized gain on investments -- net                                           (518,066)             --
Shareholders                                                                                    -------------   -------------
(Note 1e):             Net decrease in net assets resulting from dividends and distributions
                       to shareholders                                                             (4,601,906)     (4,085,981)
                                                                                                -------------   -------------

Net Assets:            Total increase in net assets                                                 2,047,449       1,057,732
                       Beginning of year                                                           78,915,773      77,858,041
                                                                                                -------------   -------------
                       End of year*                                                               $80,963,222     $78,915,773
                                                                                                =============   =============
                      *Undistributed investment income -- net                                        $336,473        $334,884
                                                                                                =============   =============

                       See Notes to Financial Statements.






Financial Highlights

The following per share data and ratios have been derived
from information provided in the financial statements.                                For the Year Ended September 30,
                                                                            1997        1996        1995        1994        1993
Increase (Decrease) in Net Asset Value:
Per Share            Net asset value, beginning of year                    $9.77       $9.64       $9.50      $10.72      $10.26
Operating                                                              ---------   ---------   ---------   ---------   ---------
Performance:         Investment income -- net                                .51         .51         .52         .57         .60
                     Realized and unrealized gain (loss) on
                     investments -- net                                      .31         .13         .34        (.99)        .68
                                                                       ---------   ---------   ---------   ---------   ---------
                     Total from investment operations                        .82         .64         .86        (.42)       1.28
                                                                       ---------   ---------   ---------   ---------   ---------
                     Less dividends and distributions:
                     Investment income -- net                               (.51)       (.51)       (.53)       (.57)       (.60)
                     Realized gain on investments -- net                    (.06)         --        (.19)       (.23)       (.22)
                     In excess of realized gain on investments -- net         --          --          --**        --          --
                                                                       ---------   ---------   ---------   ---------   ---------
                     Total dividends and distributions                      (.57)       (.51)       (.72)       (.80)       (.82)
                                                                       ---------   ---------   ---------   ---------   ---------
                     Net asset value, end of year                         $10.02       $9.77       $9.64       $9.50      $10.72
                                                                       =========   =========   =========   =========   =========
                     Market price per share, end of year                   $9.50       $8.75       $8.75       $8.75     $10.875
                                                                       =========   =========   =========   =========   =========

Total Investment     Based on market price per share                       15.73%       5.91%       8.46%     (12.93%)      8.27%
Return:*                                                               =========   =========   =========   =========   =========
                     Based on net asset value per share                     9.33%       7.34%      10.06%      (4.10%)     13.12%
                                                                       =========   =========   =========   =========   =========

Ratios to Average    Expenses                                                .78%        .78%        .79%        .77%        .80%
Net Assets:                                                            =========   =========   =========   =========   =========
                     Investment income -- net                               5.15%       5.15%       5.55%       5.58%       5.81%
                                                                       =========   =========   =========   =========   =========

Supplemental         Net assets, end of year (in thousands)              $80,963     $78,916     $77,858     $76,662     $85,535
Data:                                                                  =========   =========   =========   =========   =========
                     Portfolio turnover                                    73.22%      94.61%      83.52%      47.17%      27.89%
                                                                       =========   =========   =========   =========   =========

*  Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales loads.
** Amount is less than $.01 per share.

   See Notes to Financial Statements.




MuniInsured Fund, Inc.                            September 30, 1997

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
MuniInsured Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the American Stock Exchange under the symbol MIF. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Municipal bonds for which quotations are not readily available are valued at fair value on a consistent basis as determined by the pricing service using a matrix system to determine valuations. The Board of Directors has determined in good faith that the use of a pricing service is a fair method of determining the valuation of portfolio securities. Obligations with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Financial futures contracts and related options, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges or, lacking any sales, at the last available bid price. Securities for which market quotations are not readily available are valued at their fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments -- The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

[bullet] Financial futures contracts -- The Fund may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

[bullet] Options -- The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Dividends and distributions -- Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.50% of the Fund's average weekly net assets.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended September 30, 1997 were $55,013,530 and $57,026,446, respectively.

Net realized and unrealized gains as of September 30, 1997 were as follows:

                                 Realized           Unrealized
                                  Gains               Gains

Long-term investments          $1,031,451           $4,969,244
                              -----------          -----------
Total                          $1,031,451           $4,969,244
                              ===========          ===========

As of September 30, 1997, net unrealized appreciation for Federal income tax purposes aggregated $4,969,244, all of which was related to appreciated securities. The aggregate cost of investments at September 30, 1997 for Federal income tax purposes was $78,475,819.

4. Common Stock Transactions:
At September 30, 1997, the Fund had one class of shares of Common Stock, par value $.10 per share, of which 150,000,000 shares were authorized. Shares issued and outstanding during the years ended September 30, 1997 and September 30, 1996 remained constant.

5. Subsequent Event:
On October 9, 1997, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.041645 per share, payable on October 30, 1997 to shareholders of record as of October 20, 1997.



INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
MuniInsured Fund, Inc.

We have audited the accompanying statement of assets, liabilities and capital, including the schedule of investments, of MuniInsured Fund, Inc. as of September 30, 1997, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at September 30, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MuniInsured Fund, Inc. as of September 30, 1997, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
November 3, 1997